SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 22, 2003


                          ClearOne Communications, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7(c).

        Exhibit No.     Description
        -----------     -----------

        16.1 Letter dated Aug 7, 2003 from Ernst & Young LLP to the Securities and Exchange Commission







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS, INC.
                                    (The Registrant)



August 11, 2003                     By: /s/George E. Claffey
                                       -----------------------------------------
                                    Its: Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

16.1 Letter dated Aug 7, 2003 from Ernst & Young LLP to the Securities and Exchange Commission